                                                                   EXHIBIT 10.25

                      AMENDED AND RESTATED TECHNOLOGY AND
                          TRADEMARK LICENSE AGREEMENT

          This Amended and Restated Technology and Trademark License Agreement ("Agreement") is entered into as of the 31st day of December, 1995, by and between NTN Communications, Inc., a Delaware corporation ("NTN") and IWN, Inc., a Delaware corporation ("IWN").

                                  BACKGROUND

          NTN has developed and is the sole owner of certain technology, together with certain inventions and improvements for a two-way interactive computerized broadcast system and certain other Technology (as defined herein) which may be utilized for Gaming Applications (as that term is defined herein).

          NTN and IWN have previously entered into a certain Technology License Agreement dated as of November 2, 1993 ("Original License") in order to secure the exclusive right and license to use, develop, manufacture and exploit the Technology and the Trademarks for Gaming Applications (as those terms are defined herein). Prior to the date hereof, IWN has exploited the Technology in order to develop, research, sell, distribute and market products and services to businesses throughout the world engaged in Gaming Applications.

          Pursuant to a certain Investment Agreement of even date herewith by and between NTN, IWN and Symphony Management Associates, Inc. ("Symphony") and Symphony IWN Investment LLC ("LLC"), an affiliate of Symphony to be formed, is purchasing, and (i) NTN is selling to Symphony 10% of the issued and outstanding stock of IWN; and (ii) IWN, LP, a limited partnership formed under the laws of the State of Delaware ("LP") is selling and issuing to Symphony and LLC 50% of the LP.

          NTN and IWN now desire to amend and restate the Original License in order, inter alia, to clarify and amend certain terms and conditions as more
       ----- ----
fully described herein which is a condition precedent to Symphony entering into the Investment Agreement. It is intended by NTN, IWN and Symphony that IWN be the sole and exclusive licensee of the Technology for Gaming Applications, but that IWN shall not use the Technology for any purpose and shall so sublicense all of the Technology to LP so that LP acquires all of IWN's right and interest in and to the Technology for Gaming Applications consistent with terms and conditions set forth herein.

          NTN is also granting to IWN an exclusive right to use the Trademarks (as defined herein) for Gaming Applications (as that term is defined herein), as more fully described herein.

          The licenses granted herein and in the Original License were granted in partial consideration for IWN's agreement to use its best efforts to research, develop, sell, distribute and market the Technology.

          NOW, THEREFORE, in consideration of the premises and of the promises and covenants contained herein, and intending to be legally bound hereby, the parties agree as follow:

                                       1.

     1.  LICENSE OF TECHNOLOGY/TERM.  Commencing on the date hereof, up through
         --------------------------
and including December 31, 2024 (the "Term"), NTN hereby grants to IWN, subject to the terms herein, and as permitted by law, an exclusive, paid-up, royalty-free, worldwide right and license ("License") to the Technology for Gaming Applications. For purposes herein, "Gaming Applications" shall be defined as any interaction where any sum of money is risked on an uncertain outcome, such as casino gaming, pari-mutuel wagering, lottery, sports betting, bingo, or other forms of gaming or wagering. For purposes herein, "Technology" shall mean the source code, object code and written documentation therefor, as contained in a manual entitled "The Book of All Knowledge", which relates to interactive
                 -------------------------
computerized broadcast systems ("Systems"), use or sale of the Systems, specifications and data which NTN has heretofore developed or owns, or may hereafter develop or own, and possesses at any time during the term of this Agreement as are more specifically set forth in Exhibit A hereto, except in the event that NTN does not wholly own such Technology, or in the event that such Technology is based upon or derived from a third party, such rights and license granted herein shall be subject to any and all restrictions imposed by such third party. Absent an event which causes the release of the Technology from escrow to any entity other than NTN as depositor pursuant to the Escrow Agreement to be entered into by and among NTN, IWN and Data Securities International, Inc. ("Technology Escrow"), as more fully described in Section 8 hereof, the Technology and Trademarks, and all rights and licenses granted herein, shall automatically revert back to NTN at the expiration of the Term.

     2.  IMPROVEMENTS.  NTN and IWN agree that for purposes of carrying out the
         ------------
terms and conditions of this Agreement, all additions, improvements and modifications to the Technology, together with the documentation therefor which is contained in a manual entitled "The Book of All Knowledge" (collectively,
                                   -------------------------
"Improvements"), NTN shall furnish directly to IWN and IWN shall have the right to sublicense the Improvements as permitted hereunder without cost or restriction to IWN, except that in the event that NTN does not wholly own such Technology and in the event that NTN's rights in and to such Technology and/or improvements are based upon or derived from a third party, such right to sublicense granted herein shall be subject to any and all restrictions imposed upon NTN by such third party.

     3.  LICENSE OF TRADEMARKS.  NTN hereby grants to IWN, subject to the terms
         ---------------------
herein and as permitted by law, an exclusive, paid-up, royalty-free, worldwide right and license ("Trademark License") to use all trademarks, service marks, trade names, copyrights and identifying slogans, whether registered or not (collectively, "Trademarks"), which include, without limitation, those Trademarks listed on Exhibit B attached hereto, for Gaming Applications in connection therewith during the Term, and IWN hereby accepts the Trademark License, except that in the event that NTN does not wholly own such Trademark or in the event that NTN's rights in and to such Trademarks are based upon or derived from a third party, such right and license granted herein shall be subject to any and all restrictions imposed upon NTN by such third party.

     4.  REPRESENTATIONS AND WARRANTIES OF NTN.  NTN represents and warrants
         -------------------------------------
that it is the sole and exclusive owner of the Technology and Trademarks for which the License and Trademark License is granted, that it has the legal right and authority to grant the licenses hereunder under the terms and conditions set forth in this Agreement, and that to the best of its knowledge, there are no suits or other actions pending or threatened against NTN for patent

                                       2.

infringement or other claims that may affect IWN's right to make, use or otherwise exploit the Technology in the manner contemplated by this Agreement, with the exception of those actions disclosed in the Investment Agreement. NTN further represents that to the best of its knowledge, there is nothing that would affect the validity of its ownership of its Technology nor would require the payment of any royalty, license fee or other charge or fee of any kind to any person or entity, and NTN has not received any notice of any adverse claim by any third party with respect thereto, with the exception of those actions disclosed in the Investment Agreement. NTN covenants and agrees that throughout the Term, it will take all steps necessary to maintain and preserve IWN's rights to the Technology and the License hereunder.

     5.  REPRESENTATIONS AND WARRANTIES OF IWN.  IWN represents and warrants
         -------------------------------------
that it shall take all reasonable steps to establish, maintain and protect NTN's rights in the Technology and Trademarks, including, without limitation, taking any actions reasonably requested by NTN to confirm or vest ownership in NTN, at NTN's sole cost and expense. IWN shall not, directly or indirectly, nor shall it permit any of its sublicensees, assigns, affiliates (as defined herein), officers, directors or employees to misuse, misappropriate, hypothecate or take any other actions which may reasonably be considered to be inconsistent with the ownership rights of NTN in and to such Technology and Trademarks and goodwill associated therewith.

     6.   CONFIDENTIALITY AND NON-COMPETITION.
          -----------------------------------

          (a) NTN hereby acknowledges and agrees that all documents, records, techniques, processes and other business secrets and confidential information which has come into its possession relating to Gaming Applications for the Technology ("Confidential Information") which includes, without limitation, the identity of customers and confidential information of those customers, contracts with vendors and suppliers of IWN, IWN documentation, IWN finances and operations, and applications of Technology to Gaming Applications, is confidential and proprietary to IWN, as the case may be. NTN shall keep confidential and not divulge to any other person (except for those designated by IWN in writing) all of the Confidential Information.

          (b) For so long as this Agreement remains in effect, NTN shall not, directly or indirectly, as agent, joint venturer or otherwise, have any direct or indirect financial interest (with the exception of its investment in IWN), nor shall it permit any of its subsidiaries, affiliates (with respect to any individual or entity regardless of form ("Person"), any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control), directors or officers to engage in any form of business competing directly or indirectly with any of the businesses of IWN anywhere in the world, which the parties agree for purposes of this provision shall be limited to all Gaming Applications. Ownership by any of the foregoing of stock listed on a national securities exchange of any corporation conducting such competing business shall not be deemed to be a violation of this Section 6(b), provided that such person does not own more than an aggregate of 5% of the stock of such corporation. Nothing contained herein shall affect NTN's right to use or exploit the Technology in connection with any and all applications other than Gaming Applications.

          (c) In the event of a breach or any threatened breach by NTN of the provisions of this Agreement, IWN shall be entitled to an injunction restraining NTN from disclosing, in

                                       3.

whole or in part, the Confidential Information or from participation in violation of this Agreement in any business which competes directly or indirectly with any of the businesses described herein. Nothing in this Agreement shall be construed as prohibiting IWN from pursuing any other remedies available to it for any such breach or threatened breach, including without limitation, the recovery of damages from NTN. The covenants contained in this Agreement shall run in favor of IWN and its permissible successors and assigns, including its sublicensee(s).

          (d) IWN hereby acknowledges and agrees that all documents, records, techniques, processes and other business secrets and confidential information which has come into its possession relating to NTN's Systems and the information contained in "The Book of All Knowledge", ("Proprietary Information"), excepting
              -------------------------
only as such applies to Gaming Applications for the Technology, and which further includes, without limitation, the identity of customers and confidential information of those customers, contracts with vendors and suppliers of NTN, NTN documentation, NTN finances and operations, and applications of Technology to other than Gaming Applications, is confidential and proprietary to NTN, as the case may be. IWN shall keep confidential and not divulge to any other person (except for those designated by NTN in writing) all of the Proprietary Information.

          (e) For so long as this Agreement remains in effect, IWN shall not, directly or indirectly, as agent, joint venturer or otherwise, have any direct or indirect financial interest (with the exception of its investment in NTN), nor shall it permit any of its subsidiaries, affiliates (with respect to any Person, any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control), directors or officers to engage in any form of business competing directly or indirectly with any of the businesses of NTN anywhere in the world, which the parties agree for purposes of this provision shall be relating to NTN's Systems and the information contained in "The Book of All Knowledge", other than as such is used
                          -------------------------
in connection with Gaming Applications. Ownership by any of the foregoing of stock listed on a national securities exchange of any corporation conducting such competing business shall not be deemed to be a violation of this Section 6(e), provided that such person does not own more than an aggregate of 5% of the stock of such corporation.

          (f) In the event of a breach or any threatened breach by IWN of the provisions of this Agreement, NTN shall be entitled to an injunction restraining IWN from disclosing, in whole or in part, the Proprietary Information or from participation in violation of this Agreement in any business which competes directly or indirectly with any of the businesses described herein. Nothing in this Agreement shall be construed as prohibiting NTN from pursuing any other remedies available to it for any such breach or threatened breach, including without limitation, the recovery of damages from IWN. The covenants contained in this Agreement shall run in favor of NTN and its permissible successors and assigns, including its sublicensee(s) and shall bind permissible successors, assigns and sublicensees of IWN.

     7.   INDEMNIFICATION.
          ---------------

          (a) NTN agrees to indemnify, defend and hold harmless IWN, its sublicensees and its permissible assignees from any and all claims brought by any party, and any expenses (including reasonable attorneys' fees) incurred by IWN which arise from the Technology and the

                                       4.

Trademarks relating to (i) a breach of any of the representations and warranties hereunder and (ii) any claim of infringement of a patent or other proprietary right held by a third party.

          (b) In the event of a claim by a third party, IWN, its sublicensees or its permissible assignee, as the case may be, shall so notify NTN in writing of any claim within twenty (20) days following receipt of a claim made by a third party with respect to an alleged infringement of the Technology and the Trademarks. IWN or its permissible assignees, as the case may be, shall be entitled to control the defense and settlement thereof, provided, however, that any such settlement shall not impose any obligations or restrictions upon NTN without its prior consent.

     8.   TECHNOLOGY ESCROW/REMEDIES.  Not later than ninety (90) days after
          --------------------------
December 31, 1995, NTN shall deposit into escrow all of the source code relating to the software, and the documentation in the possession of NTN contained in a manual entitled "The Book of All Knowledge" relating to the software and
                 -------------------------
hardware used in, or in conjunction with, the System and the Technology and shall enter into a mutually agreeable technology escrow agreement. In the event of a breach of this Agreement by IWN, NTN shall have the right to cancel this License Agreement, but not any permissible sublicenses thereof, provided that such breach is not the result of any actions taken by such sublicensee. In the event that NTN is entitled to cancel this Agreement and a sublicense of this Agreement, as set forth herein, such right shall include the right to cancel the Technology escrow and remove all deposited items therefrom.

     9.  ASSIGNMENT.  This Agreement may not be assigned by either party without
         ----------
the prior written consent of the non-assigning party. Notwithstanding anything to the contrary stated herein, NTN hereby acknowledges and agrees that IWN shall be permitted to enter into one or more sublicenses with LP, consistent with the terms and conditions set forth in this Agreement. For all purposes herein, LP shall be considered a third party beneficiary with respect to the terms and conditions of this Agreement.

     10.  GOVERNING LAW.  This Agreement shall be governed by, construed and
          -------------
enforced in accordance with the laws of the State of California without regard to conflicts of law principles.

     11.  NOTICES.  Notices, statements, reports or other communications under
          -------
this Agreement shall be in writing and shall be deemed as having been received as of the date dispatched if sent by telecopier, express mail and addressed as follows:

          If to NTN:
                         5966 La Place Court
                         Carlsbad, California 92008
                         Attn: Laura Kass, Esquire
                         Telecopier No. 619-929-5293


          If to IWN:     5966 La Place Court
                         Carlsbad, California 92008
                         Attn: Colleen Anderson, President
                         Telecopier No. 619-930-1174

                                       5.

          With copies to:

                         Troy & Gould, Professional Corporation
                         1801 Century Park East, 16th Floor
                         Los Angeles, California 90067-2367
                         Attn: William D. Gould Esquire
                         Telecopier No. 310-201-4746

                         Symphony Management Associates, Inc.
                         900 Bestgate Road, Suite 400
                         Annapolis, Maryland 21801
                         Attn: Richard J. Donnelly
                         Telecopier No. 410-573-5205

          and            Stradley, Ronon, Stevens & Young
                         2600 One Commerce Square
                         Philadelphia, PA 19103
                         Attn: William R. Sasso, Esquire
                         Telecopier No.: 215-564-8120

or to such other addresses and telecopier numbers as the party to whom notice is to be given may have previously furnished to the other party in writing.

     12.  MISCELLANEOUS.  This Agreement may be executed in several
          -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, including the exhibits hereto, constitutes the entire agreement between the parties concerning the subject matter hereof, and will supersede all previous communications, representations, understandings, and agreements, either oral or written between the parties. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. This Agreement shall be deemed to obligate, extend to, and inure to the benefit of the permitted successors, transferees, grantees, affiliates, indemnities, agents and representatives.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NTN COMMUNICATIONS, INC.                  IWN, INC.

By:     [SIGNATURE NOT LEDGIBLE]          By:     [SIGNATURE NOT LEDGIBLE]
   -----------------------------------       -----------------------------------
Its: :Chairman                            Its: :Chairman
      --------------------------------          --------------------------------

                                       6.

                                   EXHIBIT A
                                   ---------

BROADCAST CENTER ( SERVER ) - CONTROL SOFTWARE

     Sender
     Queue Manager
     Satmon
     Operator
     Director
     Ed Scores
     Site Activity

BROADCAST CENTER ( SERVER ) - APPLICATION SOFTWARE

     Ref
     Emcee
     Umpire
     Lineman
     Commissioner
     Judge
     Players Plus

HOSPITALITY SITE ( CLIENT ) - CONTROL  SOFTWARE

     Supervisor
     Idsio

HOSPITALITY SITE ( CLIENT ) - APPLICATION SOFTWARE

     Trivia ( Countdown/Showdown )
     Trivia2 ( Trivial Pursuit )*
     Tivia3  ( Sports IQ/Passport/Spotlight)
     Qb1*
     Diamondball*
     Triples
     PowerPlay*
     Uppercut
     Fantasy

ONLINE HOST ( SERVER ) - CONTROL SOFTWARE

     Router ( TCP/IP)
     Host

                                       7.

ONLINE HOST ( SERVER ) - APPLICATION SOFTWARE

     Trivia
     Qb1*
     Fantasy*

ONLINE USER ( CLIENT ) - APPLICATION SOFTWARE

     Trivia
     Qb1*
     Fantasy*

INTERNATIONAL  SITE ( CLIENT ) UNIQUE APPLICATION SOFTWARE

     Ruggers ( Rugby )*
     ARF     ( Australian Rules Football )*

CABLE TV  HEADEND ( SERVER ) SOFTWARE

     Qb1*
     Poker
     BlackJack
     Reversi
     Checkers
     Trivia
     Uppercut
     Triples

REMOTE DATA TERMINAL  HARDWARE  ( PLAYMAKER )

HOME DATA TERMINAL HARDWARE     ( BASE STATION )


*Rights derived from third party; restricted

                                       8.

                                   EXHIBIT B
                                   ---------

                      NTN COMMUNICATIONS, INC. TRADEMARKS
                      -----------------------------------

  Brain Buster(R)
  Countdown(R)
  Dreamteam Baseball and Design(R)
  Hoops and Design(R)
  Link-up Live and Play The World(R)
  Nightside(R)
  NTN(R)
  NTN DiamondBall(R)*
  NTN Entertainment Network(R)
  NTN Power Play(R)*
  Playmaker(R)
  Playersplus(R)
  QB1(R)*
  Showdown(R)
  Sports Trivia(R)
  Sports Trivia Challenge(R)
  The Face of Entertainment(R)
  Triviaoke(R)
  Undercover(R)
  Uppercut(R)
  Viewer's Review(R)

*Rights derived from third party; restricted

                                       9.